U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                           ELITE PHARMACEUTICALS, INC.
 ....................................................................................................................
             (Exact name of registrant as specified in its charter)


                         333-45241                                             22-3542636
 ....................................................................................................................
                  (Commission File Number)                        (I.R.S. Employer Identification No.)

 ....................................................................................................................
     165 Ludlow Avenue, Northvale, New Jersey                                   07647
 ....................................................................................................................
           (Address of principal executive office)                             (Zip Code)

                                                   (201) 750-2646
 ....................................................................................................................
               Registrant's telephone number, including area code



 ....................................................................................................................
                           (Former Name or Former Address, if Changed Since Last Report)
 ...................................................................................................................
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Item 5.   Other Events

         The Company recently concluded a private placement of its securities resulting in the issuance of 1,275,002 shares of its common stock and 637,501 warrants. The private placement resulted in net proceeds to the Company of $4,452,500.

         The information set forth in the press release issued by Elite Pharmaceuticals, Inc. attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release of Elite Pharmaceuticals, Inc. dated July 8,  1999.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ELITE PHARMACEUTICALS, INC.



                                                    By:
                                                    Mark I. Gittelman, Treasurer



Date: August 4, 1999













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                                  EXHIBIT INDEX


Item No.

99.1 Press release of Elite Pharmaceuticals, Inc. dated July 8, 1999.
















































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